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                                                                   EXHIBIT 10.22


                                PROMISSORY NOTE


$500,000.00                                                     December 5, 2000


          FOR VALUE RECEIVED, Internet Law Library, Inc., a Delaware corporation ("Maker"), hereby promises to pay to Cootes Drive LLC, or its successors and assigns ("Payee"), at its address c/o Citco Trustees (Cayman) Limited, Commercial Centre, P.O. Box 31106 SMB, Grand Cayman, Cayman Islands, British West Indies, or to such other address as Payee shall provide in writing to Maker for such purpose, in lawful money of the United States of America, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), upon demand therefor by Payee which demand may be made by Payee at any time after the date hereof.

          1.  Interest Rate.  Interest shall accrue on the unpaid principal
              --------------
amount of this Promissory Note at the rate of 5% per annum from the date hereof until such unpaid principal amount is paid in full. Interest due hereunder shall be paid on the date the principal amount due under this Promissory Note is repaid and shall be computed on the basis of a 365-day year for the actual number of days elapsed.

          2.  Conversion of Principal and Interest.  Subject to the terms and
              -------------------------------------
conditions hereof, Payee, at its sole option, may deliver to Maker a notice in the form attached hereto as Exhibit A (a "Conversion Notice"), at any time and
                            ----------    -----------------
from time to time following the date hereof (the date of the delivery of a Conversion Notice, a "Conversion Date"), to convert all or any portion of the
                      ---------------
outstanding principal amount of this Promissory Note plus all accrued and unpaid interest thereon, for a number of shares (the "Shares") of common stock, $.001
                                               ------
par value, of Maker (the "Common Stock"), equal to the quotient obtained by
                          ------------
dividing the dollar amount of such outstanding principal amount of this Promissory Note plus the accrued and unpaid interest thereon being converted by the Conversion Price (as defined in Section 14). Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Promissory Note plus all accrued and unpaid interest thereunder in an amount equal to the applicable conversion, which shall be evidenced by entries set forth in the Conversion Notice.

          3.   Certain Conversion Limitations.
               -------------------------------

          (a) Payee may not convert outstanding principal amount of this Promissory Note or accrued and unpaid interest thereon to the extent such conversion would result in Payee, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended and the rules promulgated thereunder (the "Exchange Act")) in excess of 4.999% of the then issued and outstanding shares
-------------
of Common Stock. Since Payee will not be obligated to report to Maker the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the delivery of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by Payee or an affiliate thereof, Payee shall have the authority and obligation to determine whether and the extent to which the restriction contained in this Section will limit any particular conversion hereunder. The provisions of this Section may be waived by Payee upon not less than 61 days' prior notice to Maker.
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          (b)  Payee may not convert outstanding principal amount of this
Promissory Note or accrued and unpaid interest thereon to the extent such conversion would result in Payee, together with any affiliate thereof, beneficially owning (as determined in accordance with the Exchange Act) in excess of 9.999% of the then issued and outstanding shares of Common Stock. Since Payee will not be obligated to report to Maker the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the delivery of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares of Common Stock which may be beneficially owned by Payee or an affiliate thereof, Payee shall have the authority and obligation to determine whether and the extent to which the restriction contained in this Section will limit any particular conversion hereunder. The provisions of this Section may be waived by Payee upon not less than 61 days' prior notice to Maker.

          4.   Deliveries.
               -----------

          (a) Within three (3) Trading Days (as defined in Section 14) after each Conversion Date, Maker will deliver to Payee a certificate representing the number of Shares being acquired upon the conversion indicated in the Conversion Notice (subject to the limitations set forth in Section 3). Such certificate shall not contain any restrictive legends if the conversion of principal amount of this Promissory Note or accrued and unpaid interest thereon occurs at any time while the Registration Statement (as defined in Section 14) is effective under the Securities Act of 1933, as amended (the "Securities Act"), or the
                                                   --------------
holder is relying on Rule 144 promulgated thereunder in connection with the resale of such Shares or, in the event there is not an effective Registration Statement at such time and Rule 144 is not then available, if, in the opinion of counsel to Maker, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission). Maker shall, upon request of Payee, use its reasonable efforts to deliver Shares electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

          (b) If Maker fails to deliver to Payee a certificate representing the number of Shares required to be delivered pursuant to Section 3(a) and meeting the requirements of Section 3(a) by the third (3/rd/) Trading Day after the Conversion Date, Maker shall pay to Payee, in cash, as liquidated damages and not as a penalty, $5,000 for each Trading Day after such third (3/rd/) Trading Day until such Shares are delivered. Nothing herein shall limit Payee's right to pursue actual damages for such a failure to deliver such certificate pursuant to the terms hereunder within the period specified herein and Payee shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit Payee from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

          5.   Default Rate.  If Maker shall fail to pay any amounts due
               -------------
hereunder when due, whether on demand therefor by Payee or otherwise, the interest rate hereunder shall become18% per annum accruing daily from such date until paid in full.

          6.   No Waiver of Payee's Rights etc.  All payments of principal and
               --------------------------------
interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of Payee in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery,

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acceptance, performance, default or endorsement of this Promissory Note.
Acceptance by Payee of less than the full amount due and payable hereunder shall in no way limit the right of Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

          7.   Modifications.  No term or provision contained herein may be
               --------------
modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

          8.   Cumulative Rights and Remedies.  The rights and remedies of
               -------------------------------
Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall be reduced to the maximum permitted rate of interest under such law.

          9.   Collection Expenses.  If this obligation is placed in the hands
               --------------------
of an attorney for collection after default, and provided Payee prevails on the merits in respect to its claim of default, Maker shall pay (and shall indemnify and hold harmless Payee from and against), all reasonable attorneys' fees and expenses incurred by Payee in pursuing collection of this Promissory Note.

          10.  Successors and Assigns.  This Promissory Note shall be binding
               -----------------------
upon Maker and its successors and shall inure to the benefit of Payee and its successors and assigns. The term "Payee," as used herein, shall also include any endorsee, assignee or other holder of this Promissory Note.

          11.  Lost or Stolen Promissory Note.  If this Promissory Note is
               -------------------------------
lost, stolen, mutilate or otherwise destroyed, Maker shall execute and deliver to Payee a new promissory note containing the same terms, and in the same form, as this Promissory Note. In such event, Maker may require Payee to deliver to Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

          12.  Due Authorization.  This Promissory Note has been duly
               ------------------
authorized, executed and delivered by Maker and is the legal obligation of Maker, enforceable against Maker in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

          13.  Additional Representations and Warranties.   The representations
               ------------------------------------------
and warranties of the Company contained in the Securities Purchase Agreement dated as of November 20, 2000 between the Maker and the Payee (the "November Agreement") are true and correct as of the date hereof (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date), provided, that, for purposes of this Section 13, references in such
--------
representations and warranties to: (i) "Warrants" and "Securities" (each as defined in the November Agreement), shall be replaced with the term "Promissory Note," (ii) references to "Warrant Shares" and "Put Shares" (each as defined in the November Agreement), shall be replaced with the term "Shares" and (iii) references to "Investor" (as defined in the November Agreement) shall be replaced with the term "Payee."

          14.  Governing Law.  This Promissory Note shall be governed by and
               --------------
construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and

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hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Promissory Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          15.  Definitions.  For the purposes hereof, the following terms shall
               -----------
have the following meanings:

          "Conversion Price" shall be the lesser of (i) $0.288 (subject to
           ----------------
equitable adjustment for stock splits, recapitalizations and similar events) and
(ii) 80% of the average of the three lowest Per Share Market Values during the period of twenty consecutive Trading Days preceding the applicable Conversion Date (which may include Trading Days prior to the date hereof), provided, that
                                                                --------
such twenty Trading Day period shall be extended for the number of Trading Days during such period in which: (A) trading in the Common Stock is suspended by a Subsequent Market on which the Common Stock is then listed, or (B) after the date declared effective by the Securities and Exchange Commission, the Registration Statement (as defined in the Registration Rights Agreement) is either not effective, or the prospectus included in the Registration Statement may not be used by Payee for the resale of Shares. If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while any principal amount under this Note is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents"), entitling any person to acquire
               ------------------------
shares of Common Stock at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, at the option of the Holder, the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Conversion Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all shares of Common Stock that
          --------
are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. However, upon the expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such Common Stock Equivalents shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such Common Stock Equivalents) had the adjustment of the Conversion Price made upon the issuance of such Common Stock Equivalents been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such Common Stock Equivalents actually exercised.

                                      -4-
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          "Per Share Market Value" means on any particular date (a) the
           ----------------------
closing bid price per share of Common Stock on such date on the Subsequent Market on which the Common Stock is then listed or quoted, or if there is no such price on such date, then the closing bid price on the Subsequent Market on the date nearest preceding such date, or (b) if the Common Stock is not then listed or quoted on a Subsequent Market, the closing bid price for a shares of Common Stock in the OTC Bulletin Board, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant exchange period, as determined in good faith by the Payee, or (d) if the Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Payee and the Maker.

          "Registration Rights Agreement" means the Amended and Restated
           -----------------------------
Registration Rights Agreement, dated the date hereof, to which Maker and Payee are parties, as amended, modified or supplemented from time to time in accordance with its terms.

          "Subsequent Market" means New York Stock Exchange, American Stock
           -----------------
Exchange, Nasdaq National Market or Nasdaq SmallCap Market.

          "Trading Day" means (a) a day on which the Common Stock is traded on a
           -----------
Subsequent Market on which the Common Stock is then listed or quoted, as the case may be, or (b) if the Common Stock is not listed on a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or
         --------
quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.


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          IN WITNESS WHEREOF, Maker has caused this Promissory Note to be duly executed and delivered as of the date set forth above.

               INTERNET LAW LIBRARY, INC.


               By: /s/ HUNTER M.A. CARR
                   -------------------------------------
                  Name: Hunter M.A. Carr
                  Title: President

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                                   EXHIBIT A

                               CONVERSION NOTICE

                                                              Dated: ___________

     The undersigned hereby elects to exchange the principal amount and interest under the Convertible Promissory Note of Internet Law Library ("Maker") issued to the undersigned indicated below into shares of common stock, $.001 par value, of Maker (the "Common Stock") according to the calculations hereof, as of the date written below.

Conversion calculations:
                              ---------------------------
                              Date to Effect Conversion

                              __________________________________________________
                              Principal Amount and Interest of Promissory Note to be Converted

                              __________________________________________________
                              Principal Amount and Interest of Promissory Note Outstanding after the Conversion Requested Hereby

                              __________________________________________________
                              Number of shares of Common Stock to be Issued

                              ___________________________
                              Applicable Conversion Price

                              ___________________________
                              Signature

                              ___________________________
                              Name

                              ___________________________
                              Address

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